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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 30, 1998


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                               PENNZENERGY COMPANY
               (Exact name of issuer as specified in its charter)



               DELAWARE                                 1-5591                                74-1597290
    (State or other jurisdiction of            (Commission File Number)                    (I.R.S. Employer
            incorporation)                                                              Identification Number)



       PENNZOIL PLACE, P.O. BOX 2967                      77252-2967
              HOUSTON, TEXAS                              (Zip Code)
 (Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 546-4000

                                PENNZOIL COMPANY
                   (Former name, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 30, 1998, PennzEnergy Company (formerly named Pennzoil Company), a Delaware corporation ("PennzEnergy"), distributed to its stockholders 47,846,502 shares of common stock, together with the attached preferred stock purchase rights, of its wholly owned subsidiary Pennzoil-Quaker State Company (formerly named Pennzoil Products Company), a Delaware corporation, representing all of the shares of Pennzoil-Quaker State Company owned by PennzEnergy. As a result of the distribution, PennzEnergy and Pennzoil-Quaker State Company are no longer affiliated entities.

ITEM 5.  OTHER EVENTS.

         On December 30, 1998, PennzEnergy changed its name from "Pennzoil Company" to "PennzEnergy Company."

         Effective December 30, 1998, the directors of PennzEnergy will be as follows:

                  Name                               Class                      Term Expires
                  ----                               -----                      ------------
                  Terry L. Savage                    II                         1999
                  Robert B. Weaver                   II                         1999
                  Robert Mosbacher, Jr.              II                         1999
                  Henry R. Hamman                    III                        2000
                  James L. Pate                      III                        2000
                  Stephen D. Chesebro'               I                          2001
                  Brent Scowcroft                    I                          2001

         Effective December 30, 1998, the executive officers of PennzEnergy will be as follows:

                  Name                                        Title
                  ----                                        -----
                  Stephen D. Chesebro'                        President and Chief Executive Officer
                  Donald A. Frederick                         Executive Vice President
                  John B. Chapman                             Senior Vice President - Legal
                  Bruce K. Misamore                           Senior Vice President - Finance and Treasurer
                  Linda L. Meagher                            Corporate Secretary
                  Malcolm R. Rae                              Controller
                  Winston M. Talbert                          Assistant Treasurer
                  Robert B. Hughes                            Assistant Secretary

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Pro Forma Financial Information

                  The pro forma financial information required by Item 7 of Form 8-K and Article 11 of Regulation S-X has previously been filed by PennzEnergy under the Securities Exchange Act of



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1934, as amended. The following pro forma financial statements are hereby incorporated in this Report by reference as indicated:

(1) Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 1998 and the notes thereto (incorporated by reference to the Current Report of PennzEnergy on Form 8-K dated November 12, 1998)

(2) Pro Forma Condensed Consolidated Statement of Earnings (Unaudited) for the Nine Month Period Ended September 30, 1998 and the notes thereto (incorporated by reference to the Current Report of PennzEnergy on Form 8-K dated November 12, 1998)

(3) Pro Forma Condensed Consolidated Statement of Earnings (Unaudited) for the Year Ended December 31, 1997 and the notes thereto (incorporated by reference to the Current Report of PennzEnergy on Form 8-K dated May 19,
     1998)

(4) Pro Forma Condensed Consolidated Statement of Earnings (Unaudited) for the Year Ended December 31, 1996 and the notes thereto (incorporated by reference to the Current Report of PennzEnergy on Form 8-K dated May 19,
     1998)

(5) Pro Forma Condensed Consolidated Statement of Earnings (Unaudited) for the Year Ended December 31, 1995 and the notes thereto (incorporated by reference to the Current Report of PennzEnergy on Form 8-K dated May 19,
     1998)

            (c)   Exhibits

                  4.1 Certificate of Ownership and Merger merging PennzEnergy Company into Pennzoil Company

                  4.2 By-laws of PennzEnergy, as amended through December 30, 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PENNZENERGY COMPANY



                         By:  /s/ Bruce K. Misamore
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                              Bruce K. Misamore
                              Senior Vice President - Finance and Treasurer

Date: December 30, 1998